==============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K

                            _______________________

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 19, 2003


                               Niku Corporation
            (Exact name of registrant as specified in its charter)

                            _______________________


     Delaware                        000-28797                77-0473454
(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                         Identification No.)


                                305 Main Street
                        Redwood City, California 94063
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (650) 298-4600


                                Not Applicable
         (Former name or former address, if changed since last report)



===============================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


Exhibit No.          Description
-----------          -----------

     99.1            Press Release dated November 19, 2003


Item 12. Results of Operations and Financial Condition

         On November 19, 2003, Niku Corporation issued a press release announcing its financial results for the quarter and nine-month period ended October 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The Company believes that the presentation of non-GAAP pro forma information included in the press release may be of use to investors because the Company has historically provided such information and understands that some investors consider it useful in evaluating the Company's on-going operations. The Company uses pro forma information, along with GAAP information, in evaluating the Company's on-going operations. The non-GAAP pro forma information should be read in conjunction with the GAAP information. A reconciliation of the non-GAAP pro forma information to the GAAP information is included in the press release.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Niku Corporation


November 19, 2003                               By: /s/ MICHAEL SHAHBAZIAN
                                                    --------------------------
                                                      Michael Shahbazian
                                                      Chief Financial Officer

                                                                  EXHIBIT 99.1

Investor Contact:                                        Press Contact:

Stephanie Tawn                                           David Hurwitz
Niku Corporation                                         Niku Corporation
650-701-2732                                             650-298-5904
stawn@niku.com                                           dhurwitz@niku.com
--------------                                           -----------------


FOR IMMEDIATE RELEASE

                     NIKU ANNOUNCES THIRD QUARTER RESULTS

                  License Revenue Increases 93% Sequentially

REDWOOD CITY, CA - November 19, 2003 - Niku Corporation (Nasdaq: NIKU) today reported results for its third fiscal quarter ended October 31, 2003.

Total revenue in the third quarter was $12.5 million, compared to $10.0 million in the second quarter of the current fiscal year and $11.8 million in the third quarter of the prior fiscal year. License revenue in the third quarter was $6.0 million, compared to $3.1 million in the second quarter and $4.9 million in the third quarter of the prior fiscal year. Services revenue in the third quarter was $6.5 million, compared to $6.9 million in both the second quarter of the current fiscal year and the third quarter of the prior fiscal year. Results for the third quarter include an enterprise license announced in August 2003 with global banking leader HSBC.

Pro forma net income for the third quarter was $0.9 million, or $0.07 per share, excluding restructuring charges of $0.3 million and stock-based compensation charges of $0.1 million. The restructuring charges arose from the Company's successful termination of two leases and an adjustment to the restructuring reserve for a third lease. These pro forma results compare to pro forma net income for the second quarter of the current fiscal year of $0.1 million, or $0.01 per share, excluding restructuring charges of $1.6 million and stock-based compensation charges of $0.1 million, and pro forma net income for the third quarter of the prior fiscal year of $1.3 million, or $0.17 per share, excluding restructuring charges of $7.5 million, stock-based compensation charges of $0.2 million and asset impairment charges of $0.1 million. Pro forma information is not prepared in accordance with GAAP. On a GAAP basis, the Company's net income for the third quarter was $0.4 million, or $0.04 per share. This compares to a net loss of ($1.6 million), or ($0.14) per share, in the second quarter of the current fiscal year, and a net loss of ($6.4 million), or ($0.88) per share, in the third quarter of the prior fiscal year. All per share information contained in this release gives effect to the one-for-ten reverse stock split effected on November 21, 2002.

Joshua Pickus, Niku's president and chief executive officer, said, "We are pleased by the substantial growth in license revenue and increasing profitability we achieved in the third quarter. These results reflect both the growing need to manage IT like a business and our leadership in providing IT management and governance solutions."

The Company generated positive cash flow during the quarter, ending the period with $21.8 million in unrestricted cash and cash equivalents. DSO for the quarter was 46 days.

Customers

During the third quarter, customers across a wide variety of industries licensed Niku software. These customers include HSBC, Banca Fideuram, Banque Generale du Luxembourg and Countrywide Home Loan in financial services; Pfizer, Sanofi, Health Alliance Plan of Michigan and 3M Health Information Systems in healthcare; the U.S. Department of Health and Human Services, the U.S. Environmental Protection Agency, the U.S. Navy and the Philadelphia Housing Authority in government; and other industry leaders such as Cendant, Hydro Quebec and Waitrose.

Conference Call

Niku's management will review the financial results for the quarter on a conference call at 2:00 p.m. Pacific Time today, November 19, 2003. The conference call can be accessed via live webcast at http://investor.niku.com. Interested parties should access the site, downloading any necessary audio software, at lease fifteen minutes prior to the call.

About Niku Corporation

Niku Corporation (Nasdaq: NIKU) is the leading vendor of IT Management and Governance solutions. More than 400,000 users at industry leaders like 3M, Best Buy, Emerson, HSBC, Pfizer and Unilever depend on Niku software to manage mission-critical projects, programs, and initiatives. Niku offers superior functionality, scalability, and architecture--making it the leading solution for managing IT organizations, as well as product development and professional services organizations. Niku Corporation is a publicly-held company with global presence. Niku can be reached at info@niku.com, at 877-846-6458 (NIKU), and at www.niku.com.

                                     # # #

Note:  Niku and the Niku logo are registered trademark of Niku Corporation.


Forward-Looking Statements


Statements or information in this release other than statements of historical fact contain predictions, estimates and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. All forward-looking statements included in this release are based upon information available to Niku as of the date of the release, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations as a result of risks and uncertainties associated with the Company's business that are discussed in the Company's Form 10-K, as amended, filed on August 6, 2003 and in its other filings with the Securities and Exchange Commission.

                               NIKU CORPORATION
             GAAP Condensed Consolidated Statements of Operations
                     (in thousands, except per share data)
                                  (unaudited)



                                             Three Months Ended          Three Months         Nine Months Ended
                                                 October 31,            Ended July 31,           October 31,
                                         -------------------------    -----------------     ----------------------
                                             2003         2002               2003             2003         2002
                                         ------------ ------------    -----------------     --------- ------------
Revenue:

    License                                  $ 6,048       $  4,857        $  3,131        $ 12,392        $ 14,509
    Services                                   6,487          6,917           6,877          19,990          21,886
                                             -------       --------        --------        --------        --------
         Total revenue                        12,535         11,774          10,008          32,382          36,395
                                             -------       --------        --------        --------        --------
Cost of revenue                                3,343          3,050           2,941           8,910          10,952
                                             -------       --------        --------        --------        --------

Gross profit                                   9,192          8,724           7,067          23,472          25,443
                                             -------       --------        --------        --------        --------

Operating expenses:
     Sales and marketing                       4,800          3,438           3,364          11,746          18,999
     Research and development                  1,901          1,967           1,817           5,615           9,989
     General and administrative                1,758          2,232           1,531           4,826           6,770
     Restructuring and other                     312          7,469           1,648           1,960          37,036
     Stock-based compensation                     93            165              74             228          (3,782)
     Asset impairment charge                    --               75            --              --               500
                                             -------       --------        --------        --------        --------
          Total operating expenses             8,864         15,346           8,434          24,375          69,512
                                             -------       --------        --------        --------        --------

Operating income (loss)                          328         (6,622)         (1,367)           (903)        (44,069)
Interest and other income (expense), net         117            184            (273)           (190)            616
                                             -------       --------        --------        --------        --------

     Net income (loss)                       $   445       $ (6,438)       $ (1,640)       $ (1,093)       $(43,453)
                                             =======       ========        ========        ========        ========

Net income (loss) per share:

     Net income (loss) - basic               $  0.04       $  (0.88)       $  (0.14)       $  (0.10)       $  (5.89)
                                             =======       ========        ========        ========        ========

     Weighted average common shares -
       basic (1)                              11,933          7,312          11,907          11,435           7,380
                                             =======       ========        ========        ========        ========

     Net income (loss) - diluted             $  0.04       $  (0.88)       $  (0.14)       $  (0.10)       $  (5.89)
                                             =======       ========        ========        ========        ========

     Weighted average common shares -
       diluted (1)                            12,461          7,312          11,907          11,435           7,380
                                             =======       ========        ========        ========        ========


(1)   Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.

                               NIKU CORPORATION
                  GAAP Condensed Consolidated Balance Sheets
                                (in thousands)


                                                                     October 31,     January 31,
                                                                    -------------   -------------
                                                                        2003             2003
                                                                    -------------   -------------

ASSETS
                                                                     (unaudited)

Current assets:
    Cash and cash equivalents                                         $21,754            $ 16,670
    Current portion of restricted cash                                   --                   229
                                                                      -------            ---------
       Total cash, cash equivalents and current portion
          of restricted cash                                           21,754              16,899

    Accounts receivable, net                                            6,379               7,211

    Prepaid expenses and other current assets                           2,041               1,687
                                                                      -------            ---------
                Total current assets                                   30,174              25,797

Restricted cash                                                         1,108               1,108
Property and equipment, net                                             1,566               2,515
Deposits and other assets                                                 911               1,143
                                                                      -------            ---------
                Total assets                                          $33,759            $ 30,563
                                                                      =======            =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
    Accounts payable                                                  $ 1,156            $  2,422
    Accrued liabilities                                                 6,609               6,129
    Accrued restructuring                                               2,233               5,550
    Bank borrowings and other short-term obligations                    4,333               1,102
    Deferred revenue                                                    7,219               9,375
                                                                      -------            ---------
                Total current liabilities                              21,550              24,578

Long-term accrued restructuring                                         6,473               6,209
Long-term portion of bank borrowings and other obligations                 82               3,750
                                                                      -------            ---------
                Total liabilities                                      28,105              34,537

Stockholders' equity (deficit)                                          5,654              (3,974)
                                                                      -------            ---------
                Total liabilities and stockholders' equity (deficit)  $33,759            $ 30,563
                                                                      =======            =========


                               NIKU CORPORATION
         Pro Forma Condensed Consolidated Statements of Operations (1)
                     (in thousands, except per share data)
                                  (unaudited)


                                             Three Months Ended         Three Months         Nine Months Ended
                                                 October 31,           Ended July 31,           October 31,
                                         -------------------------    ----------------     ---------------------
                                             2003         2002              2003             2003         2002
                                         ------------ ------------    ----------------     ---------   ---------

Revenue:
    License                                $ 6,048        $ 4,857        $  3,131         $ 12,392       $ 14,509
    Services                                 6,487          6,917           6,877           19,990         21,886
                                           -------        -------        --------         --------       --------
         Total revenue                      12,535         11,774          10,008           32,382         36,395
                                           -------        -------        --------         --------       --------
Cost of revenue                              3,343          3,050           2,941            8,910         10,952
                                           -------        -------        --------         --------       --------

Gross profit                                 9,192          8,724           7,067           23,472         25,443
                                           -------        -------        --------         --------       --------

Operating expenses:
     Sales and marketing                     4,800          3,438           3,364           11,746         18,999
     Research and development                1,901          1,967           1,817            5,615          9,989
     General and administrative              1,758          2,232           1,531            4,826          6,770
                                           -------        -------        --------         --------       --------

          Total operating expenses           8,459          7,637           6,712           22,187         35,758
                                           -------        -------        --------         --------       --------

Operating income (loss)                        733          1,087             355            1,285        (10,315)
Interest and other income (expense), net       117            184            (273)            (190)           616
                                           -------        -------        --------         --------       --------

     Net income (loss)                     $   850        $ 1,271        $     82         $  1,095       $ (9,699)
                                           =======        =======        ========         ========       ========

Net income (loss) per share:

     Net income (loss) - basic             $  0.07        $  0.17        $   0.01         $   0.10       $  (1.31)
                                           =======        =======        ========         ========       ========

     Weighted average common shares -
       basic (2)                            11,933          7,312          11,907           11,435          7,380
                                           =======        =======        ========         ========       ========

     Net income (loss) - diluted           $  0.07        $  0.17        $   0.01         $   0.09       $  (1.31)
                                           =======        =======        ========         ========       ========

     Weighted average common shares -
        diluted (2)                         12,461          7,407          12,277           11,796          7,380
                                           =======        =======        ========         ========       ========


(1)   The pro forma statements of operations are not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP and the reconciliation of GAAP net income (loss) to pro forma net income (loss) on the next page.

(2)   Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.


                               NIKU CORPORATION
  Reconciliation of GAAP Net Income (Loss) to Pro Forma Net Income (Loss) (1)
                     (in thousands, except per share data)
                                  (unaudited)


                                             Three Months Ended         Three Months         Nine Months Ended
                                                 October 31,           Ended July 31,           October 31,
                                         -------------------------    ----------------     ---------------------
                                             2003         2002              2003             2003         2002
                                         ------------ ------------    ----------------     ---------   ---------

GAAP net income (loss)                      $   445        $(6,438)       $ (1,640)        $ (1,093)      $(43,453)
     Restructuring and other                    312          7,469           1,648            1,960         37,036
     Stock-based compensation                    93            165              74              228         (3,782)
     Asset impairment                          --               75            --               --              500
                                            -------        -------        --------         --------       --------

Pro forma net income (loss)                 $   850        $ 1,271        $     82         $  1,095       $ (9,699)
                                            =======        =======        ========         ========       ========

Net income (loss) per share:

     Net income (loss) - basic              $  0.07        $  0.17        $   0.01         $   0.10       $  (1.31)
                                            =======        =======        ========         ========       ========

     Weighted average common shares -
       basic (2)                             11,933          7,312          11,907           11,435          7,380
                                            =======        =======        ========         ========       ========

     Net income (loss) - diluted            $  0.07        $  0.17        $   0.01         $   0.09       $  (1.31)
                                            =======        =======        ========         ========       ========

     Weighted average common shares -
       diluted (2)                           12,461          7,407          12,277           11,796          7,380
                                            =======        =======        ========         ========       ========



(1)   The pro forma statements of operations are not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP.

(2)   Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.
